                               [LOGO OF METLIFE]


                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                                  May 1, 2001

The investment option currently offered by the Metropolitan Series Fund (the "Fund") under this prospectus is the MetLife Stock Index Portfolio.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                         Page
                                                                       in this
   Subject                                                            Prospectus
   -------                                                            ----------
   Risk/Return Summary...............................................      2
   Performance and Volatility........................................      3
   About the Investment Managers.....................................      4
   Portfolio Turnover Rates..........................................      5
   Dividends, Distributions and Taxes................................      5
   General Information About the Fund and its Purpose................      5
   Sale and Redemption of Shares.....................................      7
   Financial Highlights..............................................      8
   Appendix A--Certain Investment Practices..........................     10
   Appendix B--Description of Some Investments,
    Techniques, and Risks............................................     12


As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

[Carefully review the objectives and investment practices of the Portfolio and consider your ability to assume the risks involved before allocating payments to the Portfolio.]

Risk/Return Summary

About the MetLife Stock Index Portfolio

Each portfolio of the Fund has its own investment objective. Since investment in any portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the MetLife Stock Index Portfolio (the "Portfolio") will achieve its objectives. You should carefully review the objectives and investment practices of the Portfolio and consider your ability to assume the risks involved before allocating payments to the Portfolio. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with the Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix A and B to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which the Portfolio may be exposed. Further, the Portfolio may change its investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

[MetLife Stock Index Portfolio]

Investment objective: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Principal investment strategies: The Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. The Portfolio will be managed by purchasing the common stock of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes. In addition to securities of the type contained in its index, the Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio only if it deviates from the actual index by a certain percent, depending on the company, industry, and country, as applicable. MetLife monitors the tracking performance of the Portfolio through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. The Portfolio will attempt to maintain a target correlation coefficient of at least .95.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" and "Index investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Performance and Volatility

The following table and chart are provided to illustrate the variability of the investment returns that the Portfolio has earned in the past.

 . Average annual total return measures the performance of the Portfolio over time, and compares those returns to a representative index. Periods of 1 year, 5 years and 10 years are presented. The performance shown for Class E and Class B shares is the performance for Class A shares adjusted to reflect any additional expenses.
 . The bar graphs of year-by-year returns examine volatility by illustrating the Portfolio's Class A shares historic highs and lows, as well as the consistency of returns. The bar graphs and quarterly returns set forth below relate to Class A shares only.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce the Portfolio's past performance. Also, past performance does not necessarily indicate how the Portfolio will perform in the future.




                              MetLife Stock Index

                              Investments Results
                         Average Annual Total Returns

                                   As of December 31, 2000
                                 -----------------------------
                 MetLife         1 Year    5 Years    10 Years
                 Stock Index
                 Class A          -9.34%    17.89%     17.02%
                 Class B          -9.47%    17.65%     16.82%
                 Class C          -9.56%    17.53%     16.70%
                 S&P 500 Index    -9.10%    18.33%     17.44%
                                    [GRAPH]
                                 1991   29.76%
                                 1992    7.44%
                                 1993    9.54%
                                 1994    1.18%
                                 1995   36.87%
                                 1996   22.66%
                                 1997   32.19%
                                 1998   28.23%
                                 1999   20.79%
                                 2000   -9.34%


During the period shown in the bar chart, the highest return for a quarter was 21.3% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.6% (quarter ended September 30, 1990).

[Carefully review the principal risks associated with investing in the Portfolio.]

Principal Risks of Investing in the Fund

The following briefly describes the principal risks that are associated with the MetLife Stock Index Portfolio.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended period of economic expansion.

Index investing: Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. You, therefore, will bear the risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the applicable index.


About The Investment Managers

[About MetLife Advisers]

MetLife Advisers, LLC ("MetLife Advisers") (formerly New England Investment Management, LLC) is the investment adviser to all the portfolios of the Fund. MetLife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for the portfolios. MetLife Advisers is responsible for overseeing these sub-investment managers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing sub-investment managers.

MetLife Advisers also performs general administrative and management services for the Fund.

MetLife Advisers is registered as an investment adviser under the Investment Advisers Act. On January 1, 2001 MetLife Advisers converted to a limited liability company named New England Investment Management LLC pursuant to Delaware law. Before then, MetLife Advisers was a Massachusetts corporation called New England Investment Management, Inc., which was an indirect wholly-owned subsidiary of MetLife. An indirect wholly-owned subsidiary of MetLife owns all of the voting securities of MetLife Advisers. MetLife Advisers became the investment manager of each Portfolio of the Fund on May 1, 2001.

[Portfolio management of the Portfolio]

Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Portfolio. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation which has the same address as MetLife. MetLife acted as investment manager with respect to each portfolio under an investment management agreement for each portfolio between the

Fund and Metropolitan until May 1, 2001. In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2000 MetLife had $302.3 billion in assets under management.

The Fund pays MetLife Advisers monthly for its investment management services. MetLife Advisers pays each sub-investment manager for its sub-investment management services. There is no separate charge to the Fund for such services.

The investment management fee for the MetLife Stock Index Portfolio for the year ending December 31, 2000 was .25% as an annual percentage of the average daily net assets of the Portfolio. The Portfolio had no sub-investment manager during 2000. Commencing May 1, 2001, MetLife became the sub-investment manager for the Portfolio. The Fund is responsible for paying its own expenses.

[Investment Management Fees]

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of the Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for the Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect the Portfolio's net asset value. The historical rates of portfolio turnover for the Portfolio are set forth in the Prospectus under the Financial Highlights.

[Dividends are reinvested]

Dividends, Distributions and Taxes

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of the Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and the Portfolio intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. Each portfolio's shares (series) may be divided into different classes. Currently, the classes being offered by some or all portfolios are named Class A, Class E, and Class B. The classes of a given portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against the Class E and Class B shares.

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new sub-investment management agreements with either a current or a new sub-investment manager that is not an affiliate of MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new sub-investment management agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing sub-investment manager without shareholder approval after events that would otherwise cause an automatic termination of a sub-investment management agreement (and the need for a shareholder vote). This continuation must be approved by the Board of Directors. The Fund will notify shareholders of any sub-investment manager changes and any other event of which notification is required under the order.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"), including MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company and MetLife Investors Insurance Company of California. The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies, variable benefit options and variable annuity contracts (together, the "Contracts"). Not all of the portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

[Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolio.]

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the portfolios. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's

Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

[Fund shares are available only through variable life, variable benefit options and variable annuity contracts.]

Shares are sold and redeemed at a price equal to the net asset value without any sales charges.

The Portfolio offers three classes of shares, Class A, Class B and Class E shares. All classes of shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E shares. Under the Distribution Plan, the Class B and Class E Shares of the Fund pay a fee to compensate certain other parties for promoting, selling and servicing the Class B and Class E shares of the Portfolio. These other parties may include the Insurance Companies (or their Affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the Contracts. The fee under the Distribution Plan for each applicable class of the Portfolio's Shares is calculated at a percentage of the Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, these fees will increase your cost of investing over time and may cost more than other types of sales and service charges.

The Insurance Companies purchase or redeem shares of the Portfolio, based on, among other things: (1) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (2) transfers to or from separate account investment divisions; (3) policy loans; (4) loan repayments; and (5) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolio is not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolio within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolio's net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

The Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of the Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolio are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (1) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (2) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in the Portfolio's net asset value may not always correspond to changes in quoted prices of the Portfolio's investments.

[The Portfolio's net asset value per share is determined once daily.]

The Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in the Portfolio's securities which would result in a material change in the net asset value.


Financial Highlights

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses that apply at the separate account level or to related Contracts. Inclusions of these charges would reduce the total return figures for all periods shown. All of the information in the table is for the Class A Shares of the Portfolio, because no Class B or Class E Shares were outstanding during any of the periods covered by the table. However, the Portfolio will also be issuing Class B and Class E Shares in the future. The result for the Class B and Class E Shares would be the same as that for the Class A Shares, reduced by the Rule 12b-1 fee to which the Class B and Class E Shares are subject. The Rule 12b-1 fee currently applicable to the Class B and Class E Shares is at an annual rate of
 .25% and .15%, respectively, of the average daily net assets of the Portfolio. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                             FINANCIAL HIGHLIGHTS

The tables below have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolio, see the Fund's December 31, 2000 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.


Selected Data For a Share              MetLife Stock Index Portfolio
of Capital Stock           ----------------------------------------------------------
Outstanding Throughout                    Year Ended December 31,
each Period:               ----------------------------------------------------------
                              2000        1999        1998        1997        1996
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value,
 beginning of year......       $40.59      $35.38      $28.78      $22.23      $18.56
--------------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income..         0.34        0.37        0.37        0.34        0.33
 Net realized and
  unrealized gain (loss)
  on investments........        (4.07)       6.89        7.75        6.79        3.88
                           ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        (3.73)       7.26        8.12        7.13        4.21
                           ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        (0.35)      (0.36)      (0.36)      (0.34)      (0.33)
 Distributions from net
  realized capital
  gains.................        (1.25)      (1.69)      (1.16)      (0.24)      (0.21)
                           ----------  ----------  ----------  ----------  ----------
 Total distributions....        (1.60)      (2.05)      (1.52)      (0.58)      (0.54)
                           ----------  ----------  ----------  ----------  ----------
--------------------------------------------------------------------------------------
Net asset value, end of
 year...................       $35.26      $40.59      $35.38      $28.78      $22.23
--------------------------------------------------------------------------------------
 Total return (%).......         (9.3)       20.8        28.2        32.2        22.7
Ratio of operating
 expenses to average net
 assets (%).............         0.28        0.29        0.30        0.33        0.30
Ratio of net investment
 income to average net
 assets (%).............         0.88        1.01        1.21        1.47        1.91
Portfolio turnover rate
 (%)....................            7           9          15          11          11
Net assets, end of year
 (000)..................   $3,999,903  $4,205,202  $3,111,919  $2,020,480  $1,122,297

Appendix A To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which the Portfolio may engage. These practices will not be the primary activity of the Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus.


                                               Percentage limit per Portfolio
  Item Investment practice                     on assets/1/
-------------------------------------------------------------------------------
    1  Sell covered call options on            None
       securities and stock indices as a
       hedge against or to minimize
       anticipated loss in value.
-------------------------------------------------------------------------------
    2  Purchase put options on securities      None
       and indices that correlate with the
       Portfolio's securities for defensive
       purposes in order to protect against
       anticipated declines in values.
-------------------------------------------------------------------------------
    3  Purchase call options on securities     None
       and indices that correlate with the
       Portfolio's securities.
-------------------------------------------------------------------------------
    4  Purchase and sell future contracts      Combined limit on the sum of the
       (on recognized futures exchanges) on    initial margin for futures and
       equity securities or stock indices as   options sold on futures, plus
       a hedge or to enhance return.           premiums paid for unexpired
                                               options on futures, is 5% of
                                               total assets (excluding "in the
                                               money" as defined by the
                                               Commodity Futures Trading
                                               Commission)
-------------------------------------------------------------------------------
    5  Sell covered call options on and        Same as Item 4
       purchase put and call options
       contracts on futures contracts (on
       recognized futures exchanges) of the
       type and for the same reasons the
       Portfolio is permitted to enter
       futures contracts.
-------------------------------------------------------------------------------
    6  Enter into transactions to offset or    None
       close out any of the above.
-------------------------------------------------------------------------------
    7  Mortgage-related securities (except     None
       for IOs and POs).
-------------------------------------------------------------------------------
    8  Invest in foreign securities            10% of total assets in
       (including investments through          securities of foreign issuers
       European Depository Receipts ("EDRs")   except 25% of total assets may
       and International Depository Receipts   be invested in securities
       ("IDRs")).                              issued, assumed or guaranteed by
                                               foreign governments or their
                                               political subdivisions or
                                               instrumentalities; assumed or
                                               guaranteed by domestic issuers;
                                               or issued, assumed or guaranteed
                                               by foreign issuers with a class
                                               of securities listed on the New
                                               York Stock Exchange.*
-------------------------------------------------------------------------------
    9  Lend Portfolio securities.              20% of total assets*
-------------------------------------------------------------------------------
   10  Invest in securities that are           15% of total assets
       illiquid.
-------------------------------------------------------------------------------
   11  Invest in other investment companies,   10% of total assets (except that
       which may involve payment of            only 5% of total assets may be
       duplicate fees.                         invested in a single investment
                                               company and the Portfolio cannot
                                               purchase more than 3% of the
                                               total outstanding voting
                                               securities of any one investment
                                               company or, together with other
                                               investment companies having the
                                               same investment adviser,
                                               purchase more than 10% of the
                                               voting stock of any "closed-end"
                                               investment company).
-------------------------------------------------------------------------------
   12  Invest in securities issued by          25% of total assets* (The Fund
       companies primarily engaged in any      will disclose when more than 25%
       one industry. Provided that: (a)        of the Portfolio's total assets
       utilities will be considered separate   are invested in four oil related
       industries according to type of         industries).
       service; (b) oil and oil related
       companies will be considered separate
       industries according to type; and (c)
       savings, loan associations and
       finance companies will be considered
       separate industries.
-------------------------------------------------------------------------------
   13  Borrow in the form of short-term        Together with item 14, up to 1/3
       credits necessary to clear Portfolio    of the amount by which total
       transactions; enter into reverse        assets exceed total liabilities
       repurchase arrangements with banks.     (less those represented by such
                                               obligations).*
-------------------------------------------------------------------------------
   14  Borrow money for extraordinary or       5% of total assets. Together
       emergency purposes (e.g. to honor       with item 13, up to 1/3 of the
       redemption requests which might         amount by which total assets
       otherwise require the sale of           exceed total liabilities
       securities at an inopportune time).     (excluding the liabilities
                                               represented by such
                                               obligations).*
-------------------------------------------------------------------------------
   15  Purchase securities on a "when-         None
       issued" basis.
-------------------------------------------------------------------------------
   16  Invest in real estate interests,        10% of total assets includes
       including real estate mortgage loans.   REIT.* This limit shall not
                                               restrict investments in
                                               exchange-traded real estate
                                               investment trusts and shares of
                                               other real estate companies.
-------------------------------------------------------------------------------
   17  Purchase American Depository Receipts   30% of total assets
       ("ADRs").

                                              Percentage limit per Portfolio
  Item Investment practice                    on assets/1/
----------------------------------------------------------------------------
   18  Invest in debt securities.             None
----------------------------------------------------------------------------
   19  Invest in preferred stocks.            None
----------------------------------------------------------------------------
   20  Invest in common stocks.               None
----------------------------------------------------------------------------
   21  Invest in hybrid instruments.          None
----------------------------------------------------------------------------
   22  Enter into forward contracts on debt   None
       securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix B To Prospectus








Description Of Some Investments, Techniques, And Risks

Investment Styles

[To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolio.]

Index Portfolios attempt to equal the return of a particular index, which can provide broad exposure to various market segments. Unlike actively managed portfolios, they do not expect to use any defensive strategies and investors bear the risk of adverse market conditions.

Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index (referred to as "index sponsor"). The index sponsor has no responsibility for and does not participate in the management of the Portfolio assets or sale of the Portfolio shares. The index and its associated trademarks and service marks are the exclusive property of the index sponsor. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsor has with MetLife and the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

[Capitalization]

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:

 .  greater price volatility because they are less broadly traded
 .  less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

[Equity Securities]

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes the Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

[Foreign Investments]

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate the Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust the Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although the Portfolio may reduce its overall risk by providing further diversification, the Portfolio will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

[American Depository Receipts ("ADRs")]

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

[U.S. Dollar-Denominated Money Market Securities of Foreign Issuers]

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

[Derivative Instruments]

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when the Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. The Portfolio will not use futures contracts or options thereon for leveraging purposes. Certain risks exist when the Portfolio uses futures contracts including the:
 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to the Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes the Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to the Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes the Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve the Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing the Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

[When-Issued Securities]

Purchasing securities "when-issued" is a commitment by the Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

[Securities Lending]

Securities lending involves lending some of the Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for the Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes the Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                               Investment Manager
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                          (Principal Business Address)

                Sub-Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any informa-tion or to make any representations, other than those contained in this Pro-spectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as hav-ing been authorized by the Fund, MetLife Advisers, Metropolitan Life, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company or MetLife Investors Insurance Company of Cali-fornia. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on the Portfolio's investments and a discussion of the market conditions and investment strategies that affected the Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                              485 E U.S. Highway 1
                                South, 4th Floor
                            Iselin, New Jersey 08830
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618